UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): January 6, 2006


                            HEALTHRENU MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                       000-21914               84-1022287
           ------                       ---------               ----------
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)         Identification No.)

                 12777 Jones Road, Suite 481, Houston, TX 77070
               (Address of Principal Executive Offices) (Zip Code)


            Our telephone number, including area code: (281) 890-2561


                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 6, 2006, HealthRenu Medical, Inc. was listed on the OTC Bulletin Board's ("OTCBB") List of OTCBB Filing Delinquent Companies and its symbol has been appended with an "E" modifier. HealthRenu Medical, Inc. is non-compliant with NASD Rule 6530 (the "Eligibility Rule") for failure to timely file its Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005. HealthRenu Medical, Inc. intends to file this Annual Report on or before February 2, 2006, the grace period expiration date set forth on the List of OTCBB Filing Delinquent Companies. HealthRenu Medical, Inc.'s common stock may be removed from the OTCBB if this Annual Report is not filed by February 2, 2006.


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

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Date:  January 19, 2006

                              HEALTHRENU MEDICAL, INC.
                              (Registrant)



                              By: /s/ Robert W. Prokos
                                  ------------------------------------------
                                  Name: Robert W. Prokos
                                  Title: President and Chief Executive Officer